EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Great Lakes Aviation, Ltd. (Company) for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles R. Howell IV, Chief Executive Officer (Principal Executive Officer) of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2007	By:	/s/ Charles R. Howell IV
Charles R. Howell IV
Chief Executive Officer (Principal Executive Officer)